                                                                    EXHIBIT 10.2
                           SECOND AMENDMENT TO THE LEASE

Commers-Klodt, a Minnesota General Partnership, Landlord, and Diametrics Medical, Inc., a Minnesota Corporation, Tenant, entered into a Commercial Lease (Lease) dated July 31, 1996, for the leased premises containing 31,433 square feet of space located at 2640-2652 Patton Road, Roseville, Minnesota.

Both parties wish to amend this Lease as follows;

1.       TERM
         The term of this lease shall be extended by two (2) years and five (5) months commencing October 1, 2001, and terminate on February 28, 2004.

2.       RENT
         Beginning October 1, 2001, monthly Base Rent shall be amended as follows:

                  Term                                  Monthly Base Rent
         October 1, 2001 - February 28, 2003               $19,121.74
         March 1, 2003 - February 28, 2004                 $19,695.39


3.       IMPROVEMENTS
         Tenant shall submit to Landlord paid invoices and lien waivers for reimbursement up to $50,607.13 for improvements to the Demised Premises. Any costs incurred in excess of $50,607.13 shall be paid by Tenant.

All other terms, conditions and obligations outlined in the Lease remain in full force and effect.

As agreed by:

LANDLORD:

COMMERS-KLODT,  a Minnesota General Partnership,

Signature:            /s/ Daniel P. Commers
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Name:                   Daniel P. Commers
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Title:                  Managing Partner                 Dated:     6/15/99
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TENANT:

DIAMETRICS MEDICAL, INC. a Minnesota Corporation,
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Signature:            /s/ Laurence L. Betterley
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Name:                   Laurence L. Betterley
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Title:                  Chief Financial Officer          Dated:     6/7/99
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

                         SECOND AMENDMENT TO THE LEASE

Commers-Klodt, a Minnesota General Partnership, Landlord, and Diametrics Medical, Inc., a Minnesota Corporation, Tenant, entered into a Commercial Lease (Lease) dated July 31, 1996, for the leased premises containing 15,091 square feet of space located at 2654-2662 Patton Road, Roseville, Minnesota.

Both parties wish to amend this Lease as follows;

1.       TERM
         The term of this lease shall be extended by four (4) years and five (5) months commencing October 1, 1999, and terminate on February 28, 2004.

2.       DEMISED PREMISES
         The Demised premises shall be reduced by 3,257 square feet (Bay 2662). The adjusted total for the Demised Premises shall be 11,834 square feet. Tenant shall vacate the reduction space not later than September 30, 1999.

3.       RENT
         Beginning October 1, 1999, monthly Base Rent shall be amended as follows:

                  Term                                 Monthly Base Rent
         October 1, 1999 - February 28, 2002               $8,313.39
         March 1, 2002 - February 28, 2003                 $8,562.79
         March 1, 2003 - February 28, 2004                 $8,819.67


4.       IMPROVEMENTS
         Tenant shall submit to Landlord paid invoices and lien waivers for reimbursement up to $19,052.74 for improvements to the Demised Premises. Any costs incurred in excess of $19,052.74 shall be paid by Tenant.

All other terms, conditions and obligations outlined in the Lease remain in full force and effect.

As agreed by:

LANDLORD:

COMMERS-KLODT,  a Minnesota General Partnership,

Signature:            /s/ Daniel P. Commers
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Name:                   Daniel P. Commers
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Title:                  Managing Partner                 Dated:     6/15/99
----------------------------------------------------------------------------

TENANT:

DIAMETRICS MEDICAL, INC. a Minnesota Corporation,

Signature:            /s/ Laurence L. Betterley
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Name:                   Laurence L. Betterley
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Title:                  Chief Financial Officer          Dated:     6/7/99
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